                                                                    EXHIBIT 10.7


                             GAS PURCHASE AGREEMENT

         THIS AGREEMENT entered into this first day of August 1998, ("Effective Date") by and between STATOIL ENERGY, INC. a Virginia corporation ("Seller"), and CNG Producing Company, a Delaware corporation ("Buyer").

         WHEREAS, Seller has available a supply of natural gas at certain points of connection on the pipeline system identified in Exhibit A, which are for sale; and

         WHEREAS, Buyer is seeking to purchase gas supplies; and

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, Seller and Buyer hereby mutually agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 The term "Agreement" shall mean this Gas Purchase Agreement and the Confirmation(s) attached hereto as executed from time to time and made a part hereof.

         1.2 The term "Confirmation" shall mean the letter agreement, a form copy of which is attached hereto as Exhibit "A", which may be executed by Buyer and Seller from time to time and which shall bind Buyer and Seller to particular transactions for the purchase and sale of the gas in accordance with the terms thereof and this Agreement.

         1.3 The term "Day" shall mean the twenty-four (24) hour period commencing at eight o'clock (8:00) a.m. Eastern Time.

         1.4 The term "Dth" shall mean the quantity of heat energy which is one million British Thermal Units (MMBtu).

         1.5 The term "Effective Period" shall mean the period of time (Days, Months, or any portion thereof) specified on the then effective Confirmation.

         1.6 The term "Gas" shall mean natural gas or any mixture of hydrocarbons or of hydrocarbons and noncombustible gases, in a gaseous state.

         1.7 The term "Mcf" shall mean one thousand (1,000) cubic feet of gas measured at the temperature and pressure specified on Buyer's gathering system set forth herein.

         1.8 The term "Quantity" shall mean the amount of Gas set forth in the Confirmation which Buyer agrees to purchase and receive pursuant to the terms and conditions hereof at the Delivery Point(s) as defined in Article IV herein.

         1.9 The term "Gathering System" shall mean CNG Transmission's Appalachian gathering system.

                                   ARTICLE II
                                NATURE OF SERVICE

         2.1 For all deliveries and receipts of gas hereunder, the obligations of the parties shall be firm and subject to suspension only for the duration of an event of Force Majeure. A non-performing party shall be responsible for payment of those costs reasonably incurred by the performing party, including incremental transportation costs, in securing alternate supply (where Buyer is the performing party) or alternate market (where Seller is the performing party). However, a non-performing party shall not be required to pay consequential damages.

                                   ARTICLE III
                                  CONFIRMATION

         3.1 Buyer agrees to purchase the Quantity from Seller for the Price at the Delivery Point(s) for the Effective Period. The Quantity, Price, Delivery Point(s), Effective Period and other special provisions shall be identified in the Confirmation.

         3.2 Buyer and Seller agree that the specific terms associated with Price, Quantity, Delivery Point(s), Effective Period and other special provisions are subject to change from time to time upon mutual agreement of the parties hereto by written execution of a "Confirmation" substantially in the form of Exhibit "A".

         3.3 The parties hereby consent to the tape recording of telephone conversations in which agreement to a Transaction is reached. Any such tape recording will be deemed a "writing" and "signed" by the parties and may be introduced as evidence to prove the fact or terms of a Transaction.

                                   ARTICLE IV
                                DELIVERY POINT(S)

         4.1 The "Delivery Point(s)", as listed in an effective Confirmation, are the points at which delivery of the Gas purchased hereunder are deemed to be made at a point of the interconnection of Seller's gathering facilities with the metering and Gathering System of CNG Transmission. Seller shall arrange and be responsible for the delivery of the Gas to the Delivery Point(s) as specified on the then effective Confirmation. Buyer shall arrange and be responsible for the transportation of the Gas after delivery is made at the Delivery Point(s).

                                    ARTICLE V
                                      PRICE

         5.1 The price ("Price") paid by Buyer during each Effective Period, for the Gas delivered by Seller to the Delivery Point(s), shall be as specified on the then effective Confirmation(s). The price is inclusive of all production, sales, severance, excise, ad valorem, royalties or similar taxes levied on the production or transportation of the Gas prior to or at its delivery to Buyer hereunder.

                                   ARTICLE VI
                                      TERM

         6.1 The Agreement shall become effective on the Effective Date hereof and shall remain in full force and effect for one year from the Effective Date and thereafter until terminated by either party upon thirty (30) days' written notice to the other party; however, in the event either party terminates this Agreement during an Effective Period of a Confirmation, this Agreement shall survive until the expiration of such Effective Period and the satisfaction of all obligations thereunder.

                                   ARTICLE VII
                               BILLING AND PAYMENT

         7.1 Seller shall render an invoice not later than 30 days after the month of production and Buyer shall pay Seller not later than 60 days after the month of production. In the event a dispute arises as to the amount payable in any invoice rendered hereunder, Buyer shall nevertheless pay when due the amount not in dispute under such invoice. Such payment shall not be deemed to be a waiver of the right by Buyer to recoup any overpayment, nor shall acceptance of any payment be deemed to be a waiver by Seller of any right to collect the unpaid potion of any underpayment.

         7.2 In the event Buyer fails to forward the entire amount due, except amounts disputed in good faith, to Seller when same is due, interest on the unpaid portion shall accrue at a rate equal to one percent (1%) above the prime rate charged by Chase Manhattan Bank, New York, from time to time, or the maximum legal rate, whichever is the lesser, compounded daily from the date such payment is due until the same is paid.

         7.3 Each party hereto shall have the right at all reasonable times to examine the books and records of the other party to the extent necessary to verify the accuracy of any statement, charge, computation, invoice or demand made under or pursuant to this Agreement. Any payment shall be final as to both parties unless questioned within two (2) years from the date of such payment. In the event of a pipeline reallocation involving the gas sold hereunder, the payment shall be considered final two (2) years from the date of such reallocation.

                                  ARTICLE VIII
                         MEASUREMENT AND QUALITY OF GAS

         8.1 Quantities of Gas delivered to the Delivery Point(s) hereunder shall be measured according to the measurement provisions as contained in the tariff of CNG Transmission for measuring gas into CNG Transmission's Gathering System.

         8.2 Seller shall deliver Gas which meets the CNG Transmission's quality specifications for it's Gathering System as contained and updated in CNG Transmission's FERC Gas Tariff, but in no event less than the following:

             a. The Gas delivered shall not contain an amount of water vapor exceeding the quantity that is required for saturation of the gas at the flowing temperature and pressure of the gas, whichever is less, provided, however, that such gas shall not contain any water in its liquid state. Such gas shall not contain air, nor more than one grain of hydrogen sulfide, 20 grains of total sulfur per 100 cubic feet, three (3) percent carbon dioxide or a total of five
(5) percent of inert gases. All gas delivered shall be commercial in quality and be free from any foreign material such as dirt, dust, iron particles and other similar matter.

             b. If the Gas delivered fails to meet the quality specifications set forth herein, then Buyer may either elect to continue to receive such gas or refuse to take all or any portion of such gas until the Seller brings the gas into conformity with such specifications. Such election to continue to receive nonconforming gas shall not waive Buyer's right to refuse to take nonconforming gas in the future.

             c. Seller shall not install compression or any other mechanical or accessory equipment to aid in delivery of the gas without first obtaining the consent of Buyer and CNG Transmission Corporation. Buyer makes no representation or warranty concerning the pressure which will be maintained in CNG Transmission's Gathering System from time to time or other conditions which may affect the quantity of Gas which Seller may be able to deliver to Buyer.

             d. Buyer may require Seller to reduce its flow of gas ratably, by rotational shut-in or complete shut-in of Seller's wells for excessive pressure on CNG Transmission's Gathering System or maintenance or repair of lines, equipment, compressors or other facilities essential to the operation of CNG Transmission's Gathering System.

             e. Seller shall not process or cause the processing of any gas delivered hereunder prior to the point of delivery, for the extraction of ethane, propane, butane, pentane or other heavier hydrocarbons without first obtaining the express written authorization of Buyer.

                                   ARTICLE IX
                           TITLE AND WARRANTY OF TITLE

         9.1 Except as provided by Section 4.1, title to and risk of loss of all Gas delivered hereunder shall pass and vest in Buyer at the Delivery Point(s).

         9.2 Seller warrants the title to the Gas delivered hereunder, that it has good and lawful authority to sell such Gas, and that such Gas is free from all liens and adverse claims of any kind or character. Seller agrees to defend, indemnify and hold Buyer harmless from all claims, suits, actions, debts, accounts, damages, costs, losses and expenses of every kind and character arising out of any adverse claim to or against such title. In the event an adverse claim is brought against Gas which is subject to this Agreement, Buyer may suspend payment for such Gas pending resolution of that claim.

                                    ARTICLE X
                                  FORCE MAJEURE

         10.1 If, by reason of Force Majeure, either party is rendered unable, wholly or in part, to carry out its obligations under this Agreement, such party shall be excused from performance hereunder, except to the extent payment is due for Gas delivered, during the continuance of any inability so caused. "Force Majeure" shall mean acts of God, strikes, lockouts or industrial disturbances, interruptions by government or court orders, present or future orders of any regulatory body having jurisdiction, acts of the public enemy, wars, riots, inability to secure materials or labor, inability to secure right-of-way, epidemics, landslides, lightning, earthquakes, fires, storms, floods, explosions, breakage or accident to machinery, pipelines, and equipment, loss of Buyer's principal resale market or any other situation, occurrence or condition not reasonably within the control of the party claiming suspension. In the event either party is unable to perform its obligations hereunder due to Force Majeure as defined herein, that party shall notify the other party as soon as practicable and shall use due diligence to remedy such condition(s).

                                   ARTICLE XI
                                      TAXES

         11.1 Seller shall pay, or cause to be paid, all royalties, overriding royalties and payments out of production and all taxes including, without limitation, sales, severance and production taxes, imposed on or with respect to the gas prior to or at its delivery at the Delivery Point; provided, however, if state law requires Buyer to remit such taxes to the collecting authority, Buyer shall do so and deduct the taxes so paid from payments otherwise due hereunder.

                                      ARTICLE XII
                                     MISCELLANEOUS

         12.1 Notice. Any notice, request, or statement ("Notice") provided in this Agreement between Buyer and Seller shall be in writing. Such Notice may be transmitted via ordinary mail or telecopy.

         Any such Notice shall be considered as duly delivered as of the earlier of the receipt date indicated on the telecopy or the postmark date when mailed by ordinary mail to the other party at the following address:

         (a)      NOTICE TO SELLER:

                     Attn: Statoil Energy
                           Contract Administration
                           1710 Pennsylvania Ave.
                           Charleston, WV 25302

                     Telecopy:  304-344-0363
                     Telephone: 304-343-9566

         (b)      PAYMENT TO SELLER:

                     Eastern States Oil & Gas, Inc.
                     ABA:  043-000-096
                     Acct: 0245-1315
                     PNC Bank
                     Pittsburgh, PA 15264

         (c)      NOTICE TO BUYER:

                     Attn: CNG Producing Company
                     Attn: Mr. Dennis G. Millet
                           16945 Northchase Drive
                           Suite 1750
                           Houston, TX 77060-2133


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

                           Telecopy:  (281) 873-1530
                           Telephone: (281) 873-1575

         (d)      STATEMENT TO BUYER:

                           Attn: CNG Producing Company
                           Attn: Mr. Raymond A. G. Oalmann
                                 1450 Poydras Street
                                 New Orleans, LA 70112

                           Telecopy:  (504) 593-7395
                           Telephone: (504) 593-7472

         12.2 Entire Agreement and Amendments. This written Agreement, including the then effective Confirmation(s), contains the entire Agreement between the parties and there are no other understandings or representations between the parties hereto. This Agreement may not be amended except by an instrument in writing.

         12.3 Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the state of West Virginia, without regard to the choice of law rules thereof.

         12.4 Severability. If any provision of this Agreement shall be held invalid, illegal, or unenforceable to any extent and for any reason by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the full extent permitted by law.

         12.5 Waiver. The failure of either party at any time to exercise any right or to require performance by the other party of any provision herein shall in no way affect the right of such party thereafter to enforce the same, nor shall the waiver by either party hereto of any breach of any provision herein by the other party be a waiver of any other breach of such provision, or as a waiver of the provision itself.

         12.6 Headings. The title headings are for identification and reference only and shall not be used in interpreting any part of this Agreement.

         12.7 Joint Efforts. This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties, and shall not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation drafting or execution thereof.

         12.8 Assignment. This Agreement shall inure to and be binding upon the successors and assigns of the parties hereto; provided, that neither party shall assign this Agreement and the rights hereunder without first having obtained the written approval of the other party which approval shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the day and year first above written.


                                       CNG PRODUCING COMPANY


                                       By: /s/ Dennis G. Millet
                                           -------------------------------------
                                       Name:   Dennis G. Millet
                                       Title:  Director, Gas Contracts


                                       STATOIL ENERGY, INC.


                                       By: /s/ Stevens V. Gillespie
                                           -------------------------------------
                                       Name:   Stevens V. Gillespie
                                       Title:  Senior Vice President

                              CNG PRODUCING COMPANY
                               CONFIRMATION LETTER
================================================================================

SELLER: STATOIL ENERGY, INC.                BUYER: CNG PRODUCING COMPANY
        2800 EISENHOWER AVENUE                     16945 NORTHCHASE DRIVE
        ALEXANDRIA, VA 22314                       SUITE 1750
                                                   HOUSTON, TX 77060-2133

ATTN:   STEVE GILLESPIE                     ATTN:  TINA HARMON
        (703) 317-2237                             (281) 873-1568
FAX #:  (703) 317-2304                      FAX #: (281) 873-1530
================================================================================

Quantity:           Up to 4,500 dth per day

--------------------------------------------------------------------------------
Type of Service:    Firm

--------------------------------------------------------------------------------
Term:               August 1, 1998 through July 31, 1999

--------------------------------------------------------------------------------
Price:              CNG Appalachian Inside FERC First of Month Index plus $0.02

--------------------------------------------------------------------------------
Delivery Point:     Cornwell Transmission Pool

--------------------------------------------------------------------------------
Pipeline:           CNGT

--------------------------------------------------------------------------------
Special Provisions:


--------------------------------------------------------------------------------

   This purchase is subject to the existing contract between Buyer and Seller.
================================================================================


                              By:            CNG PRODUCING COMPANY

           BUYER              /s/ Dennis G. Miller
                              --------------------------------------------------
                              Title: Director, Gas Contracts      Date: 7/30/98

--------------------------------------------------------------------------------
                              By:             STATOIL ENERGY, INC.

           SELLER             /s/ Stevens V. Gillespie
                              --------------------------------------------------
                              Title: Senior Vice President        Date: 8/4/98

================================================================================
             PLEASE EXECUTE AND RETURN BY FAX ASAP TO (281)873-1530.

         This confirmation letter will be deemed accepted if no response is received within two (2) days.

                                               CNG PRODUCING COMPANY
                                                CONFIRMATION LETTER
===================================================================================================================
SELLER:        STATOIL ENERGY, INC.                        BUYER:     CNG PRODUCING COMPANY
               2800 EISENHOWER AVENUE                                 16945 NORTHCHASE DRIVE
               ALEXANDRIA, VA 22314                                   SUITE 1750
                                                                      HOUSTON, TX 77060-2133

ATTN:          STEVE GILLESPIE                             ATTN:      TINA HARMON
               (703) 317-2237                                         (281) 873-1568
FAX #:         (703) 317-2304                              FAX #:     (281) 873-1547
===================================================================================================================

Quantity:           Up to 10,000 dth per day

-------------------------------------------------------------------------------------------------------------------
Type of Service:    Firm

-------------------------------------------------------------------------------------------------------------------
Term:               November 1, 1998 through October 31, 1999

-------------------------------------------------------------------------------------------------------------------
Price:              CNG Appalachian Inside FERC First of Month Index plus $0.02

-------------------------------------------------------------------------------------------------------------------
Delivery Point:     Cornwell Transmission Pool

-------------------------------------------------------------------------------------------------------------------
Pipeline:           CNGT

-------------------------------------------------------------------------------------------------------------------
Special Provisions:

-------------------------------------------------------------------------------------------------------------------

                    This purchase is subject to the existing contract between Buyer and Seller.
===================================================================================================================
            BUYER             By:                              CNG PRODUCING COMPANY
                                  /s/ Tina Harmon
                              -------------------------------------------------------------------------------------
                              Title:                                                     Date:
                                     Gas Marketer                                                11/9/98
-------------------------------------------------------------------------------------------------------------------
                              By:                              STATOIL ENERGY, INC.

           SELLER                           /s/  Stevens V. Gillespie
                              -------------------------------------------------------------------------------------
                              Title:         Senior Vice President                       Date:  11/13/98

===================================================================================================================


            PLEASE EXECUTE AND RETURN BY FAX ASAP TO (281) 873-1547.
        This confirmation letter will be deemed accepted if no response is received within two (2) days.

                                               CNG PRODUCING COMPANY
                                                CONFIRMATION LETTER
===================================================================================================================

SELLER:        STATOIL ENERGY, INC.                        BUYER:     CNG PRODUCING COMPANY
               2800 EISENHOWER AVENUE                                 16945 NORTHCHASE DRIVE
               ALEXANDRIA, VA 22314                                   SUITE 1750
                                                                      HOUSTON, TX 77060-2133

ATTN:          STEVE GILLESPIE                             ATTN:      TINA HARMON
               (703) 317-2237                                         (281) 873-1568
FAX #:         (703) 317-2304                              FAX #:     (281) 873-1530
===================================================================================================================
Quantity:           Up to 10,000 dth per day

-------------------------------------------------------------------------------------------------------------------
Type of Service:    Firm

-------------------------------------------------------------------------------------------------------------------
Term:               November 1, 1999 through October 31, 2000

-------------------------------------------------------------------------------------------------------------------
Price:              CNG Appalachian Inside FERC First of Month Index plus $0.02

-------------------------------------------------------------------------------------------------------------------
Delivery Point:     Cornwell Transmission Pool

-------------------------------------------------------------------------------------------------------------------
Pipeline:           CNGT

-------------------------------------------------------------------------------------------------------------------
Special Provisions:

-------------------------------------------------------------------------------------------------------------------

                    This purchase is subject to the existing contract between Buyer and Seller.
===================================================================================================================
            BUYER             By:                              CNG PRODUCING COMPANY
                                 /s/ Dennis Millet
                              -------------------------------------------------------------------------------------
                              Title: Director, Gas Contracts                              Date:

-------------------------------------------------------------------------------------------------------------------
                              By:                              STATOIL ENERGY, INC.
           SELLER                /s/ Stevens V. Gillespie
                              -------------------------------------------------------------------------------------
                              Title: Senior Vice President                                Date:  8/31/99

===================================================================================================================

            PLEASE EXECUTE AND RETURN BY FAX ASAP TO (281) 873-1530.
   This confirmation letter will be deemed accepted if no response is received within two (2) days.

                                               CNG PRODUCING COMPANY
                                                CONFIRMATION LETTER
===================================================================================================================
SELLER:        STATOIL ENERGY, INC.                        BUYER:     CNG PRODUCING COMPANY
               2800 EISENHOWER AVENUE                                 16945 NORTHCHASE DRIVE
               ALEXANDRIA, VA 22314                                   SUITE 1750
                                                                      HOUSTON, TX 77060-2133

ATTN:          STEVE GILLESPIE                             ATTN:      TINA HARMON
               (703) 317-2237                                         (281) 873-1568
FAX #:         (703) 317-2304                              FAX #:     (281) 873-1530
===================================================================================================================

Quantity:           Up to 4,500 dth per day

-------------------------------------------------------------------------------------------------------------------
Type of Service:    Firm

-------------------------------------------------------------------------------------------------------------------
Term:               August 1, 1999 through July 31, 2000

-------------------------------------------------------------------------------------------------------------------
Price:              CNG Appalachian Inside FERC First of Month Index plus $0.02

-------------------------------------------------------------------------------------------------------------------
Delivery Point:     Cornwell Transmission Pool

-------------------------------------------------------------------------------------------------------------------
Pipeline:           CNGT

-------------------------------------------------------------------------------------------------------------------
Special Provisions:

-------------------------------------------------------------------------------------------------------------------

                    This purchase is subject to the existing contract between Buyer and Seller.
===================================================================================================================
            BUYER             By:                              CNG PRODUCING COMPANY
                                 /s/ Dennis Millet
                              -------------------------------------------------------------------------------------
                              Title: Director, Gas Contracts                              Date:

-------------------------------------------------------------------------------------------------------------------
                              By:                              STATOIL ENERGY, INC.
           SELLER                /s/  Stevens V. Gillespie
                              -------------------------------------------------------------------------------------
                              Title:  Senior Vice President                               Date:  8/31/99

===================================================================================================================

            PLEASE EXECUTE AND RETURN BY FAX ASAP TO (281) 873-1530.
       This confirmation letter will be deemed accepted if no response is received within two (2) days.